                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 1, 1986

                          SEQUUS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       0-15847                  94-3031834
(State or other jurisdiction      (Commission File No.)       (IRS Employer
   of incorporation)                                         Identification No.)

                               960 Hamilton Court
                              Menlo Park, CA 94025
                    (Address of principal executive offices
                                 and zip code)

                    Registrant's telephone number, including
                           area code: (650) 323-9011

                 (former address, if changed since last report)
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                             ITEM 5. OTHER EVENTS.

On August 1, 1986, SEQUUS Pharmaceuticals, Inc., a Delaware corporation ("SEQUUS"), entered into a License Agreement with The Regents of the University of California (the "Agreement"). SEQUUS and The Regents of the University of California amended the Agreement by letter agreement on January 24, 1994 and on June 23, 1994. Pursuant to the Agreement, as amended, SEQUUS obtained from The Regents of the University of California an exlusive license to patents relating to the technology used in SEQUUS' DOXIL Product.

A copy of the Agreement and the amendments thereto are attached hereto as Exhibits 10.26, 10.27 and 10.28 and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits


Exhibit No.  Description
-------------------------

10.26* License Agreement dated as of August 1, 1986, by and among SEQUUS Pharmaceuticals, Inc. and The Regents of the University of California and exhibits thereto.

10.27*+ Amendment to License Agreement dated as of January 24, 1994, by and among SEQUUS Pharmaceuticals, Inc. and The Regents of the University of California.

10.28*+ Amendment to License Agreement dated as of June 23, 1994, by and among SEQUUS Pharmaceuticals, Inc. and The Regents of the University of California.

* Certain confidential information contained in this exhibit, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission based upon a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

+    Previously filed.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          SEQUUS PHARMACEUTICALS, INC.

Dated: February 10, 1999           By: /s/ John Richard
                                       -----------------
                                   Name:  John Richard
                                   Title: Executive Vice President of Business
                                   Development

                                 EXHIBIT INDEX

                                                       SEQUENTIALLY
EXHIBIT                                                  NUMBERED
NO.                           DESCRIPTION                  PAGE
                              -----------                  ----

10.26* License Agreement dated as of August 1, 1986, by and among SEQUUS Pharmaceuticals, Inc. and The Regents of the University of California including exhibits thereto.

10.27*+ Amendment to License Agreement dated as of January 24, 1994, by and among SEQUUS Pharmaceuticals, Inc. and The Regents of the University of California.

10.28*+ Amendment to License Agreement dated as of June 23, 1994, by and among SEQUUS Pharmaceuticals, Inc. and The Regents of the University of California.

* Certain confidential information contained in this exhibit, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission based upon a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

+    Previously filed.